TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Bond Fund (the “Fund”)

Supplement dated March 27, 2014 to the Statement of Additional Information (the “Statement of Additional Information”) dated February 28, 2014

The following paragraph replaces the 7th paragraph under the sub-section entitled “Investment Management, Distribution and Other Services — Investment Management”:

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.43% of average daily net assets with respect to the Institutional Class and 0.68% of average daily net assets with respect to the Advisor Class (in each case, an “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by such Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. Neither the Advisor Class nor the Institutional Class of the Fund shall repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.

The following paragraph replaces the 3rd paragraph under “Disclosure of Portfolio Holdings”:

In accordance with the Policy, the Fund’s complete portfolio holdings will be published on the Quarterly Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website the Fund’s quarter-end top ten holdings, generally also with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

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